Exhibit 99.1
FOR IMMEDIATE RELEASE

MaxLinear, Inc. Announces Third Quarter 2023 Financial Results

•Net revenue of $135.5 million in Q3, GAAP gross margin of 54.6% and non-GAAP gross margin of 60.8%
•Infrastructure revenue was $50.0 million in Q3, up 1% sequentially and up 40% YoY
Carlsbad, Calif. – October 25, 2023 – MaxLinear, Inc. (Nasdaq: MXL), a leading provider of radio frequency (RF), analog, digital and mixed-signal integrated circuits, today announced financial results for the third quarter ended September 30, 2023.

Third Quarter Financial Highlights
GAAP basis:
•Net revenue was $135.5 million, down 26% sequentially and down 53% year-over-year.
•GAAP gross margin was 54.6%, compared to 55.9% in the prior quarter, and 58.6% in the year-ago quarter.
•GAAP operating expenses were $91.8 million in the third quarter 2023, or 68% of net revenue, compared to $108.8 million in the prior quarter, or 59% of net revenue, and $115.5 million in the year-ago quarter, or 40% of net revenue.
•GAAP loss from operations was 13% of net revenue, compared to loss from operations of 3% of net revenue in the prior quarter, and income from operations of 18% of net revenue in the year-ago quarter.
•Net cash flow used in operating activities was $12.8 million, compared to net cash flow provided by operating activities of $30.6 million in the prior quarter, and net cash flow provided by operating activities of $61.8 million in the year-ago quarter.
•GAAP diluted loss per share was $0.49, compared to diluted loss per share of $0.05 in the prior quarter, and diluted earnings per share of $0.35 in the year-ago quarter.
Non-GAAP basis:
•Non-GAAP gross margin was 60.8%. This compares to 61.0% in the prior quarter, and 62.0% in the year-ago quarter.
•Non-GAAP operating expenses were $75.1 million, or 55% of net revenue, compared to $82.5 million or 45% of net revenue in the prior quarter, and $80.4 million or 28% of net revenue in the year-ago quarter.
•Non-GAAP income from operations was 5% of net revenue, compared to 16% in the prior quarter, and 34% in the year-ago quarter.
•Non-GAAP diluted earnings per share was $0.02, compared to $0.34 in the prior quarter, and $1.05 in the year-ago quarter.
Management Commentary

“In the third quarter, we delivered $135.5 million in revenues. Our infrastructure category was up 1% sequentially and 40% year over year, primarily driven by the expanding roll-out of multi-band millimeter wave and microwave 5G wireless backhaul platform solutions.

“Even as we navigate a challenging demand environment with fiscal discipline and operational efficiency, our solid execution and innovative product offerings are enabling us to maximize strategic business opportunities across all our end markets. In 2023, we continue to lay important groundwork in Wi-Fi, ethernet, fiber broadband access gateways, and wireless and optical datacenter network infrastructure, which will be the foundation for potential future growth,” commented Kishore Seendripu, Ph.D., Chairman and CEO.

Fourth Quarter 2023 Business Outlook

The company expects net revenue in the fourth quarter of 2023 to be approximately $115 million to $135 million. The Company also estimates the following:
•GAAP gross margin of approximately 52.5% to 55.5%;
•Non-GAAP gross margin of approximately 59.5% to 62.5%;
•GAAP operating expenses of approximately $125 million to $135 million;
•Non-GAAP operating expenses of approximately $72 million to $78 million;
•GAAP and non-GAAP interest and other expenses are expected to be negligible; and
•GAAP and non-GAAP diluted share count of 82.5 million to 83.5 million each.

Webcast and Conference Call
MaxLinear will host its third quarter financial results conference call today, October 25, 2023 at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time). To access this call, dial US toll free: 1-877-407-3109 / International: 1-201-493-6798. A live webcast of the conference call will be accessible from the investor relations section of the MaxLinear website at https://investors.maxlinear.com, and will be archived and available after the call at https://investors.maxlinear.com until November 8, 2023. A replay of the conference call will also be available until November 8, 2023 by dialing US toll free: 1-877-660-6853 / International: 1-201-612-7415 and Conference ID#: 13741910.

Cautionary Note Concerning Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among others, statements concerning our future financial performance (including specifically our current guidance for fourth quarter 2023 net revenue, and GAAP and non-GAAP amounts for each of the following: gross margins, operating expenses, interest and other expenses, and diluted share counts; statements regarding our potential growth, including potential growth and demand environment, including potential growth opportunities of our product portfolio and target markets including Wi-Fi, ethernet, fiber access, wireless and optical infrastructure; statements regarding our ability to maximize strategic business opportunities, and statements by our Chairman and CEO. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to be materially different from any future results expressed or implied by the forward-looking statements and our future financial performance and operating results forecasts generally. Forward-looking statements are based on management’s current, preliminary expectations and are subject to various risks and uncertainties. In particular, our future operating results are substantially dependent on our assumptions about market trends and conditions. Additional risks and uncertainties affecting our business, future operating results and financial condition include, without limitation; risks relating to our terminated merger with Silicon Motion and related arbitration and class action complaint and the risks related to potential payment of damages; the effect of intense and increasing competition; impacts of global economic conditions; the cyclical nature of the semiconductor industry; a significant variance in our operating results and impact on volatility in our stock price, and our ability to sustain our current level of revenue, which has declined, and/or manage future growth effectively, and the impact of excess inventory in the channel on our customers’ expected demand for certain of our products; the geopolitical and economic tensions among the countries in which we conduct business; increased tariffs, export controls or imposition of other trade barriers; our ability to obtain or retain government authorization to export certain of our products or technology; risks related to the loss of, or a significant reduction in orders from major customers; a decrease in the average selling prices of our products; failure to penetrate new applications and markets; development delays and consolidation trends in our industry; inability to make substantial research and development investments; any delays or expenses caused by undetected defects or bugs in our products; failure to attract and retain qualified personnel; failure to timely develop and introduce new or enhanced products; order and shipment uncertainties; failure to accurately predict our future revenue and appropriately budget expenses; lengthy and expensive customer qualification processes; customer product plan cancellations; failure to maintain compliance with government regulations; information technology failures; any adverse impact of rising interest rates on us, our customers, and our distributors and related demand; claims of intellectual property infringement; our ability to protect our intellectual property; and a failure to manage our relationships with, or negative impacts from, third parties.
In addition to these risks and uncertainties, investors should review the risks and uncertainties contained in our filings with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on February 1, 2023, and our Current Reports on Form 8-K, as well as the information to be set forth under the caption "Risk Factors" in MaxLinear's Quarterly Report on Form 10-Q for the quarter ended September 30, 2023. All forward-looking statements are based on the estimates, projections and assumptions of management as of October 25, 2023, and MaxLinear is under no obligation (and expressly disclaims any such obligation) to update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.
Use of Non-GAAP Financial Measures

To supplement our unaudited consolidated financial statements presented on a basis consistent with GAAP, we disclose certain non-GAAP financial measures, including non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating expenses as a percentage of net revenue, non-GAAP income from operations as percentage of revenue, non-GAAP interest and other expenses, non-GAAP diluted earnings per share, and non-GAAP diluted share count. These supplemental measures exclude the effects of (i) stock-based compensation expense; (ii) accruals related to our performance-based bonus plan for 2023, which we currently intend to settle in shares of our common stock; (iii) accruals related to our performance-based bonus plan for 2022, which we settled in shares of common stock in 2023; (iv) amortization of purchased intangible assets; (v) research and development funded by others; (vi) acquisition and integration costs related to our acquisitions, including costs incurred related to the termination of the previously pending (now terminated) merger with Silicon Motion; (vii) impairment of intangible assets; (viii) severance and other restructuring charges; (ix) other non-recurring interest and other income (expenses), net attributable to acquisitions, including ticking fees paid to lenders following the termination of the previously pending (now terminated) merger with Silicon Motion; and (x) non-cash income tax benefits and expenses. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for the comparable GAAP financial measures. Non-GAAP financial measures are subject to limitations, and should be read only in conjunction with the company’s consolidated financial statements prepared in accordance with GAAP. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies. We believe that these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our GAAP results of operations.

We compensate for the limitations of non-GAAP financial measures by relying upon GAAP results to gain a complete picture of our performance.
We believe that non-GAAP financial measures can provide useful information to both management and investors by excluding certain non-cash and other one-time expenses that we believe are not indicative of our core operating results. Among other uses, our management uses non-GAAP measures to compare our performance relative to forecasts and strategic plans and to benchmark our performance externally against competitors. In addition, management’s incentive compensation will be determined in part using these non-GAAP measures because we believe non-GAAP measures better reflect our core operating performance.
The following are explanations of each type of adjustment that we incorporate into non-GAAP financial measures:
Stock-based compensation expense relates to equity incentive awards granted to our employees, directors, and consultants. Our equity incentive plans are important components of our employee incentive compensation arrangements and are reflected as expenses in our GAAP results. Stock-based compensation expense has been and will continue to be a significant recurring expense for MaxLinear. While we include the dilutive impact of equity awards in weighted average shares outstanding, the expense associated with stock-based awards reflects a non-cash charge that we exclude from non-GAAP net income.
Performance-based equity consists of accruals related to our executive and non-executive bonus programs, and have been excluded from our non-GAAP net income for all periods reported. Bonus payments for the 2022 performance periods were settled through the issuance of shares of common stock under our equity incentive plans in February 2023. We currently expect that bonus awards under our fiscal 2023 program will be settled in common stock in the first quarter of fiscal 2024.
Expenses incurred in relation to acquisitions include amortization of purchased intangible assets, acquisition and integration costs primarily consisting of professional and consulting fees, including costs incurred related to the termination of the previously pending (now terminated) merger with Silicon Motion; ticking fees paid to lenders following the termination of such merger which were recorded in other expense; and accretion of discount on contingent consideration to interest expense.
Research and development funded by others represents proceeds received under contracts for jointly funded R&D projects to develop technology that may be commercialized into a product in the future. Initially such proceeds may not yet be recognized in GAAP results if, pursuant to contract terms, the Company may be required to repay all or a portion of the funds provided by the other party under certain conditions. Management believes it is not probable that it will trigger such conditions. Once such conditions have been resolved, the proceeds are recognized in GAAP results, and accordingly, reversed from non-GAAP results.
Impairment losses are related to abandonment of acquired or purchased intangible assets.
Restructuring charges incurred are related to our restructuring plans which eliminate redundancies and primarily include severance and restructuring costs related to impairment of leased right-of-use assets or from exiting certain facilities.
Income tax benefits and expense adjustments are those that do not affect cash income taxes payable.
Reconciliations of non-GAAP measures for the historic periods disclosed in this press release appear below. Because of the inherent uncertainty associated with our ability to project future charges, we are also unable to predict their probable significance, particularly related to stock-based compensation and its related tax effects as well as potential impairments, a quantitative reconciliation is not available without unreasonable efforts and accordingly, in reliance on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K, we have not provided a reconciliation for non-GAAP guidance provided for the fourth quarter 2023.
About MaxLinear, Inc.
MaxLinear, Inc. (Nasdaq:MXL) is a leading provider of radio frequency (RF), analog, digital and mixed-signal integrated circuits for access and connectivity, wired and wireless infrastructure, and industrial and multi-market applications. MaxLinear is headquartered in Carlsbad, California. For more information, please visit www.maxlinear.com.
MXL is MaxLinear’s registered trademark. Other trademarks appearing herein are the property of their respective owners.

MaxLinear, Inc. Investor Relations Contact:
Leslie Green
Tel: +1 650-312-9060
lgreen@maxlinear.com

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended
	September 30, 2023	June 30, 2023	September 30, 2022
Net revenue	$135,530	$183,938	$285,730
Cost of net revenue	61,586	81,065	118,242
Gross profit	73,944	102,873	167,488
Operating expenses:
Research and development	66,306	70,657	76,437
Selling, general and administrative	25,402	33,717	38,472
Restructuring charges	54	4,436	631
Total operating expenses	91,762	108,810	115,540
Income (loss) from operations	(17,818)	(5,937)	51,948
Interest income	1,736	1,903	62
Interest expense	(2,715)	(2,591)	(2,711)
Other income (expense), net	(22,721)	1,865	(4,705)
Total other income (expense), net	(23,700)	1,177	(7,354)
Income (loss) before income taxes	(41,518)	(4,760)	44,594
Income tax provision (benefit)	(1,689)	(409)	16,186
Net income (loss)	$(39,829)	$(4,351)	$28,408
Net income (loss) per share:
Basic	$(0.49)	$(0.05)	$0.36
Diluted	$(0.49)	$(0.05)	$0.35
Shares used to compute net income (loss) per share:
Basic	81,249	80,446	78,436
Diluted	81,249	80,446	80,060

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)

	Nine Months Ended
	September 30, 2023	September 30, 2022
Net revenue	$567,910	$829,666
Cost of net revenue	250,786	343,237
Gross profit	317,124	486,429
Operating expenses:
Research and development	204,254	222,718
Selling, general and administrative	97,772	123,536
Impairment losses	2,438	—
Restructuring charges	9,138	1,093
Total operating expenses	313,602	347,347
Income from operations	3,522	139,082
Interest income	4,272	175
Interest expense	(7,793)	(7,476)
Other income (expense), net	(21,180)	1,704
Total other income (expense), net	(24,701)	(5,597)
Income (loss) before income taxes	(21,179)	133,485
Income tax provision	13,468	39,525
Net income (loss)	$(34,647)	$93,960
Net income (loss) per share:
Basic	$(0.43)	$1.21
Diluted	$(0.43)	$1.17
Shares used to compute net income (loss) per share:
Basic	80,395	77,833
Diluted	80,395	80,331

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended
	September 30, 2023	June 30, 2023	September 30, 2022
Operating Activities
Net income (loss)	$(39,829)	$(4,351)	$28,408
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Amortization and depreciation	17,014	18,707	18,457
Amortization of debt issuance costs and accretion of discount on debt and leases	685	625	505
Stock-based compensation	5,118	17,197	20,131
Deferred income taxes	(2,384)	758	15,962
Loss on disposal of property and equipment	16	2,001	3
Unrealized holding (gain) loss on investments	5,876	(1,807)	5,277
(Gain) loss on settlement of pension	(1,008)	—	—
Gain on foreign currency and other	(13)	(209)	(570)
Excess tax (benefits) deficiencies on stock based awards	769	(791)	(273)
Changes in operating assets and liabilities:
Accounts receivable	(2,398)	33,098	(41,007)
Inventory	11,210	23,433	(19,539)
Prepaid expenses and other assets	(4,563)	(1,314)	2,129
Accounts payable, accrued expenses and other current liabilities	9,347	(26,378)	19,768
Accrued compensation	4,914	(3,348)	10,832
Accrued price protection liability	(11,995)	(23,164)	6,171
Lease liabilities	(2,882)	(2,914)	(2,974)
Other long-term liabilities	(2,669)	(965)	(1,514)
Net cash provided by (used in) operating activities	(12,792)	30,578	61,766
Investing Activities
Purchases of property and equipment	(1,927)	(5,037)	(9,119)
Purchases of intangible assets	(674)	(4,894)	(5,236)
Cash used in acquisitions, net of cash acquired	—	(2,719)	—
Purchases of investments	—	—	(1,000)
Net cash used in investing activities	(2,601)	(12,650)	(15,355)
Financing Activities
Payment of debt commitment fees	(18,325)	—	—
Repayment of debt	—	—	(75,000)
Net proceeds from issuance of common stock	92	3,073	81
Minimum tax withholding paid on behalf of employees for restricted stock units	(3,232)	(2,965)	(380)
Net cash provided by (used in) financing activities	(21,465)	108	(75,299)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(633)	(1,229)	(1,038)
Increase (decrease) in cash, cash equivalents and restricted cash	(37,491)	16,807	(29,926)
Cash, cash equivalents and restricted cash at beginning of period	225,643	208,836	212,419
Cash, cash equivalents and restricted cash at end of period	$188,152	$225,643	$182,493

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Nine Months Ended
	September 30, 2023	September 30, 2022
Operating Activities
Net income (loss)	$(34,647)	$93,960
Adjustments to reconcile net income (loss) to cash provided by operating activities:
Amortization and depreciation	54,923	61,906
Impairment losses	2,438	—
Amortization of debt issuance costs and accretion of discount on debt and leases	1,858	1,462
Stock-based compensation	38,763	58,154
Deferred income taxes	6,502	23,321
Loss on disposal of property and equipment	2,057	167
Unrealized holding loss on investments	3,917	1,418
Impairment of leased right-of-use assets	—	462
(Gain) loss on settlement of pension	(1,008)	—
(Gain) loss on foreign currency	140	(3,245)
Excess tax benefits on stock-based awards	(529)	(9,702)
Changes in operating assets and liabilities:
Accounts receivable	13,769	(57,976)
Inventory	45,602	(34,267)
Prepaid expenses and other assets	(10,215)	3,957
Accounts payable, accrued expenses and other current liabilities	(17,917)	82,389
Accrued compensation	8,776	32,187
Accrued price protection liability	(45,036)	76,968
Lease liabilities	(8,891)	(8,485)
Other long-term liabilities	(557)	(3,307)
Net cash provided by operating activities	59,945	319,369
Investing Activities
Purchases of property and equipment	(12,180)	(24,625)
Purchases of intangible assets	(6,198)	(10,440)
Cash used in acquisitions, net of cash acquired	(12,384)	—
Proceeds loaned under notes receivable	—	(10,000)
Purchases of investments	—	(29,325)
Net cash used in investing activities	(30,762)	(74,390)
Financing Activities
Payment of debt commitment fees	(18,325)	—
Repayment of debt	—	(135,000)
Net proceeds from issuance of common stock	3,168	3,214
Minimum tax withholding paid on behalf of employees for restricted stock units	(12,370)	(28,527)
Repurchase of common stock	—	(31,511)
Net cash used in financing activities	(27,527)	(191,824)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(1,861)	(2,400)
Increase (decrease) in cash, cash equivalents and restricted cash	(205)	50,755
Cash, cash equivalents and restricted cash at beginning of period	188,357	131,738
Cash, cash equivalents and restricted cash at end of period	$188,152	$182,493

MAXLINEAR, INC.
UNAUDITED GAAP CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	September 30, 2023	June 30, 2023	September 30, 2022
Assets
Current assets:
Cash and cash equivalents	$187,028	$224,579	$181,496
Short-term restricted cash	1,105	1,042	971
Short-term investments	14,612	20,488	18,587
Accounts receivable, net	158,232	155,834	178,072
Inventory	114,942	126,152	165,970
Prepaid expenses and other current assets	32,688	26,396	17,879
Total current assets	508,607	554,491	562,975
Long-term restricted cash	19	22	26
Property and equipment, net	69,484	73,845	67,081
Leased right-of-use assets	32,647	35,112	30,041
Intangible assets, net	82,643	91,203	122,142
Goodwill	318,456	318,456	306,739
Deferred tax assets	59,121	56,757	65,767
Other long-term assets	32,810	31,594	27,927
Total assets	$1,103,787	$1,161,480	$1,182,698

Liabilities and stockholders’ equity
Current liabilities	$232,910	$241,729	$351,318
Long-term lease liabilities	28,017	30,712	25,040
Long-term debt	122,219	122,064	171,607
Other long-term liabilities	17,964	20,928	18,852
Stockholders’ equity	702,677	746,047	615,881
Total liabilities and stockholders’ equity	$1,103,787	$1,161,480	$1,182,698

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS
(in thousands, except per share data)

	Three Months Ended
	September 30, 2023	June 30, 2023	September 30, 2022
GAAP gross profit	$73,944	$102,873	$167,488
Stock-based compensation	170	246	188
Performance based equity	19	(16)	136
Amortization of purchased intangible assets	8,332	9,117	9,332
Non-GAAP gross profit	82,465	112,220	177,144

GAAP R&D expenses	66,306	70,657	76,437
Stock-based compensation	(9,436)	(12,237)	(10,635)
Performance based equity	(2,288)	273	(7,690)
Research and development funded by others	(5,500)	(1,000)	(1,000)
Non-GAAP R&D expenses	49,082	57,693	57,112

GAAP SG&A expenses	25,402	33,717	38,472
Stock-based compensation	4,488	(4,713)	(9,308)
Performance based equity	(999)	193	(3,043)
Amortization of purchased intangible assets	(653)	(709)	(1,541)
Acquisition and integration costs	(2,172)	(3,714)	(1,278)
Non-GAAP SG&A expenses	26,066	24,774	23,302

GAAP restructuring expenses	54	4,436	631
Restructuring charges	(54)	(4,436)	(631)
Non-GAAP restructuring expenses	—	—	—

GAAP income (loss) from operations	(17,818)	(5,937)	51,948
Total non-GAAP adjustments	25,135	35,690	44,782
Non-GAAP income from operations	7,317	29,753	96,730

GAAP interest and other income (expense), net	(23,700)	1,177	(7,354)
Non-recurring interest and other income (expense), net	18,395	68	58
Non-GAAP interest and other income (expense), net	(5,305)	1,245	(7,296)

GAAP income (loss) before income taxes	(41,518)	(4,760)	44,594
Total non-GAAP adjustments	43,530	35,758	44,840
Non-GAAP income before income taxes	2,012	30,998	89,434

GAAP income tax provision (benefit)	(1,689)	(409)	16,186
Adjustment for non-cash tax benefits/expenses	1,891	3,508	(10,820)
Non-GAAP income tax provision	202	3,099	5,366

GAAP net income (loss)	(39,829)	(4,351)	28,408
Total non-GAAP adjustments before income taxes	43,530	35,758	44,840
Less: total tax adjustments	1,891	3,508	(10,820)
Non-GAAP net income	$1,810	$27,899	$84,068

Shares used in computing non-GAAP basic net income per share	81,249	80,446	78,436
Shares used in computing non-GAAP diluted net income per share	81,968	81,698	80,060
Non-GAAP basic net income per share	$0.02	$0.35	$1.07
Non-GAAP diluted net income per share	$0.02	$0.34	$1.05

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS
(as a percentage of net revenue for the corresponding period)

	Nine Months Ended
	September 30, 2023	September 30, 2022
GAAP gross profit	$317,124	$486,429
Stock-based compensation	626	513
Performance based equity	94	394
Amortization of purchased intangible assets	26,770	29,963
Non-GAAP gross profit	344,614	517,299

GAAP R&D expenses	204,254	222,718
Stock-based compensation	(33,128)	(30,294)
Performance based equity	(5,650)	(20,258)
Research and development funded by others	(7,500)	(200)
Non-GAAP R&D expenses	157,976	171,966

GAAP SG&A expenses	97,772	123,536
Stock-based compensation	(5,009)	(27,347)
Performance based equity	(2,550)	(7,819)
Amortization of purchased intangible assets	(2,290)	(10,643)
Acquisition and integration costs	(7,487)	(7,642)
Non-GAAP SG&A expenses	80,436	70,085

GAAP impairment losses	2,438	—
Impairment losses	(2,438)	—
Non-GAAP impairment losses	—	—

GAAP restructuring expenses	9,138	1,093
Restructuring charges	(9,138)	(1,093)
Non-GAAP restructuring expenses	—	—

GAAP income from operations	3,522	139,082
Total non-GAAP adjustments	102,680	136,166
Non-GAAP income from operations	106,202	275,248

GAAP interest and other income (expense), net	(24,701)	(5,597)
Non-recurring interest and other income (expense), net	18,574	182
Non-GAAP interest and other income (expense), net	(6,127)	(5,415)

GAAP income (loss) before income taxes	(21,179)	133,485
Total non-GAAP adjustments	121,254	136,348
Non-GAAP income (loss) before income taxes	100,075	269,833

GAAP income tax provision	13,468	39,525
Adjustment for non-cash tax benefits/expenses	(3,460)	(23,335)
Non-GAAP income tax provision	10,008	16,190

GAAP net income (loss)	(34,647)	93,960
Total non-GAAP adjustments before income taxes	121,254	136,348
Less: total tax adjustments	(3,460)	(23,335)
Non-GAAP net income	$90,067	$253,643

Shares used in computing non-GAAP basic net income per share	80,395	77,833
Shares used in computing non-GAAP diluted net income per share	81,674	80,331
Non-GAAP basic net income per share	$1.12	$3.26
Non-GAAP diluted net income per share	$1.10	$3.16

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
AS A PERCENTAGE OF NET REVENUE

	Three Months Ended
	September 30, 2023	June 30, 2023	September 30, 2022
GAAP gross margin	54.6%	55.9%	58.6%
Stock-based compensation	0.1%	0.1%	0.1%
Performance based equity	—%	—%	0.1%
Amortization of purchased intangible assets	6.2%	5.0%	3.3%
Non-GAAP gross margin	60.8%	61.0%	62.0%

GAAP R&D expenses	48.9%	38.4%	26.8%
Stock-based compensation	(7.0)%	(6.7)%	(3.7)%
Performance based equity	(1.7)%	0.2%	(2.7)%
Research and development funded by others	(4.1)%	(0.5)%	(0.4)%
Non-GAAP R&D expenses	36.2%	31.4%	20.0%

GAAP SG&A expenses	18.7%	18.3%	13.5%
Stock-based compensation	3.3%	(2.6)%	(3.3)%
Performance based equity	(0.7)%	0.1%	(1.1)%
Amortization of purchased intangible assets	(0.5)%	(0.4)%	(0.5)%
Acquisition and integration costs	(1.6)%	(2.0)%	(0.5)%
Non-GAAP SG&A expenses	19.2%	13.5%	8.2%

GAAP restructuring expenses	—%	2.4%	0.2%
Restructuring charges	—%	(2.4)%	(0.2)%
Non-GAAP restructuring expenses	—%	—%	—%

GAAP income (loss) from operations	(13.2)%	(3.2)%	18.2%
Total non-GAAP adjustments	18.6%	19.4%	15.7%
Non-GAAP income from operations	5.4%	16.2%	33.9%

GAAP interest and other income (expense), net	(17.5)%	0.6%	(2.6)%
Non-recurring interest and other income (expense), net	13.6%	—%	—%
Non-GAAP interest and other income (expense), net	(3.9)%	0.7%	(2.6)%

GAAP income (loss) before income taxes	(30.6)%	(2.6)%	15.6%
Total non-GAAP adjustments before income taxes	32.1%	19.4%	15.7%
Non-GAAP income before income taxes	1.5%	16.9%	31.3%

GAAP income tax provision (benefit)	(1.3)%	(0.2)%	5.7%
Adjustment for non-cash tax benefits/expenses	1.4%	1.9%	(3.8)%
Non-GAAP income tax provision	0.2%	1.7%	1.9%

GAAP net income (loss)	(29.4)%	(2.4)%	9.9%
Total non-GAAP adjustments before income taxes	32.1%	19.4%	15.7%
Less: total tax adjustments	1.4%	1.9%	(3.8)%
Non-GAAP net income	1.3%	15.2%	29.4%

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
AS A PERCENTAGE OF NET REVENUE

	Nine Months Ended
	September 30, 2023	September 30, 2022
GAAP gross margin	55.8%	58.6%
Stock-based compensation	0.1%	0.1%
Performance based equity	—%	0.1%
Amortization of purchased intangible assets	4.7%	3.6%
Non-GAAP gross margin	60.7%	62.4%

GAAP R&D expenses	36.0%	26.8%
Stock-based compensation	(5.8)%	(3.7)%
Performance based equity	(1.0)%	(2.4)%
Research and development funded by others	(1.3)%	—%
Non-GAAP R&D expenses	27.8%	20.7%

GAAP SG&A expenses	17.2%	14.9%
Stock-based compensation	(0.9)%	(3.3)%
Performance based equity	(0.5)%	(0.9)%
Amortization of purchased intangible assets	(0.4)%	(1.3)%
Acquisition and integration costs	(1.3)%	(0.9)%
Non-GAAP SG&A expenses	14.2%	8.5%

GAAP impairment losses	0.3%	—%
Impairment losses	(0.3)%	—%
Non-GAAP impairment losses	—%	—%

GAAP restructuring expenses	1.6%	0.1%
Restructuring charges	(1.6)%	(0.1)%
Non-GAAP restructuring expenses	—%	—%

GAAP income from operations	0.6%	16.8%
Total non-GAAP adjustments	18.1%	16.4%
Non-GAAP income from operations	18.7%	33.2%

GAAP interest and other income (expense), net	(4.4)%	(0.7)%
Non-recurring interest and other income (expense), net	3.3%	—%
Non-GAAP interest and other income (expense), net	(1.1)%	(0.7)%

GAAP income (loss) before income taxes	(3.7)%	16.1%
Total non-GAAP adjustments	21.4%	16.4%
Non-GAAP income (loss) before income taxes	17.6%	32.5%

GAAP income tax provision	2.4%	4.8%
Adjustment for non-cash tax benefits/expenses	(0.6)%	(2.8)%
Non-GAAP income tax provision	1.8%	2.0%

GAAP net income (loss)	(6.1)%	11.3%
Total non-GAAP adjustments before income taxes	21.4%	16.4%
Less: total tax adjustments	(0.6)%	(2.8)%
Non-GAAP net income	15.9%	30.6%